Rule 497(k)

File No. 333-174332

First Trust Exchange-Traded Fund IV

SUMMARY PROSPECTUS
FT Vest DJIA® Dogs 10 Target Income ETF

Ticker Symbol:	DOGG
Exchange:	Cboe BZX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=DOGG.   You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com.   The Fund’s  prospectus and statement of additional information, both dated  March 1, 2024, are all incorporated by reference into this Summary Prospectus.
March 1, 2024

Investment Objectives
The FT Vest DJIA® Dogs 10 Target Income ETF (the "Fund") seeks to provide current income with a secondary objective of providing capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period April 26, 2023 (inception) through October 31, 2023, the Fund’s portfolio turnover rate was 198% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund will pursue its objective by investing primarily in common stocks, exchange-traded options (including FLexible EXchange options ("FLEX Options")) and short-term U.S. Treasury securities. The Fund seeks to provide exposure to the "Dogs of the Dow," the ten highest dividend-yielding stocks in the Dow Jones Industrial Average ("DJIA") on an annual basis. The Fund will purchase securities comprising the Dogs of the Dow and gain synthetic exposure to the price movements of the securities comprising the Dogs of the Dow through the use of a combination of puts, calls and U.S. Treasury securities (the "Synthetic Replication"), as described in greater detail below. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities comprising the "Dogs of the Dow" or in options contracts that utilize "Dogs of the Dow" constituents as the reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. The Fund’s investment sub-advisor is Vest Financial LLC ("Vest" or the "Sub-Advisor").
Through its investments in securities comprising the Dogs of the Dow and portfolio of investments that reference the Dogs of the Dow, the Fund seeks to provide exposure to a concentrated portfolio of large-capitalization U.S. equity securities while providing a consistent level of income that, when annualized, is approximately 8% (before fees and expenses) above the annualized yield of the DJIA (the "Target Income Level"). The DJIA annual dividend yield for 2023 was 1.95%. However, that is not indicative of what the DJIA annual dividend yield may be in the future. The yield of the DJIA is calculated as constituent dividend distributions divided by the DJIA index value. The yield of the Fund is calculated by dividing the sum of the Fund's distributions paid or declared by its net asset

Target Income ETF is a registered trademark of Vest Financial.

value. In seeking to achieve its objective, the Fund will generally purchase the common stocks comprising the ten Dogs of the Dow and purchase or sell exchange-traded options contracts (including FLEX Options) on such common stocks. Each week, the Sub-Advisor looks forward to the projected 12-month dividend yield on the DJIA and adds 8.0% to it to compute the Target Income Level. The Sub-Advisor then determines the projected 12-month dividend yield of its portfolio of securities and then computes the difference between the Target Income Level and the projected dividend yield of its securities portfolio. The Sub-Advisor then divides that difference by 52 weeks to determine the level of premium needed from the sale of call options for that particular week.
When the Fund sells call options as a means to generate income to achieve the Target Income Level, the Fund will employ a covered call strategy that seeks to sell call options having a strike price roughly equal to the value of each equity security held by the Fund (such options are said to be “at-the-money”) on some or all of the equity securities purchased by the Fund. This strategy effectively converts a portion of the upside price return growth of the equity securities into current income. By doing so, the Fund is giving up full participation potential in any equity security gains of covered securities in exchange for call option premiums. The call options written by the Fund will be exchange-traded and will typically be written close to at-the-money. Such options will generally have expirations of less than 30 days and will be held to or close to expiration. By combining premiums collected from the sale of calls with the dividend income of the equity securities, the Fund seeks to increase total income for investors while still participating in a portion of the growth potential from the price appreciation of the equity securities held by the Fund. The Fund intends to make monthly dividend payments to shareholders.
When utilizing Synthetic Replication, the Fund may utilize FLEX Options. FLEX Options are customized equity or index option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates that are otherwise standardized in typical listed options contracts. In general, an option gives the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the underlying asset at a specified price (the "strike price"). Along with holding the securities comprising the Dogs of the Dow, the Fund will gain exposure to the price movements of the securities comprising the Dogs of the Dow through the use of the Synthetic Replication. The Fund utilizes Synthetic Replication to help maintain its tax status as a regulated investment company. The Synthetic Replication is achieved through the combination of a purchasing a call and selling a put generally at the same strike price which synthetically creates the upside and downside participation in the price returns of the Dogs of the Dow. The Fund will gain exposure to increases in value experienced by the equity securities through the purchase of call options. As a buyer of these options, the Fund pays a premium to the seller of the options. The Fund will gain exposure to decreases in value experienced by the equity securities through the sale of put options. As the seller of these options, the Fund receives a premium from the buyer of the options. In combination, the purchased call and sold put options generally provide exposure to price returns of the common stocks both on the upside and downside.
The DJIA is composed of 30 securities issued by blue-chip U.S. companies covering all industries, with the exception of transportation and utilities (as of the date of this prospectus). Inclusion in the DJIA is not governed by quantitative rules but rather is based on the following criteria: (i) the company is not a utility or in the transportation business; (ii) the company has a premier reputation in its field; (iii) the company has a history of successful growth; (iv) there is wide interest in the company among individual and institutional investors; and (v) the company should be incorporated and headquartered in the United States. Exposure to each of the ten securities is equally weighted and generally rebalanced back to an equal weight on a quarterly basis. The ten securities included in the Fund will be selected on an annual basis in January and are held until the Fund’s portfolio is reconstituted the following January. In the event that one of the selected securities is delisted, the Fund will undergo a mid-period rebalance and reconstitution which may impact the income target the Fund seeks to provide.
In addition to the equity securities and exchange-traded options described above, the Fund will invest in short-term U.S. Treasury securities.
While the Fund seeks to make distributions that are above the current annual dividend yield of the DJIA or the Dogs of the Dow, there is no guarantee that the Fund's distribution target will be achieved. The Fund does not seek to achieve any specific level of total return performance compared with the total return performance of the DJIA or the Dogs of the Dow. Capital appreciation on the securities held by the Fund may be less than the capital appreciation of the DJIA and can be expected to be less than the Dogs of the Dow, and the total return performance of the Fund may be less than the total return performance of the DJIA or the Dogs of the Dow.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ABSENCE OF AN ACTIVE MARKET RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
CALL OPTIONS RISK. The use of call options involves risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund's portfolio managers to forecast market movements correctly. As the seller (writer) of a call option, the Fund will lose money if the value of the reference index or security rises above the strike price and the buyer exercises the option; however, such loss will be partially offset by any premium received from the sale of the option. As the purchaser of a call option, the Fund will generally only exercise the option if the value of the reference index or security rises above the strike price. If the value of the reference index or security does not rise above the level of the strike price, the option is likely to expire worthless. When writing a call option, the Fund will have no control over the exercise of the option by the option holder and the American style options sold by the Fund may be exercised at any time before the option expiration date. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security or index, price volatility, currency exchange rates, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their reference index or security and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other securities.
CASH TRANSACTIONS RISK. The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
COUNTERPARTY RISK. If the Fund enters into transactions involving a counterparty, those transactions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to the Fund's options positions. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
COVERED CALL STRATEGY RISK. The Fund intends to write call options. The writer of a covered call option forgoes any profit from increases in the market value of the underlying security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss if the underlying security declines in value. The premiums received from the options may not be sufficient to offset any losses sustained on the underlying stocks over time. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund.

CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates, and the Federal Reserve has begun the process to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DERIVATIVES RISK. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.
DISTRIBUTION TAX RISK. The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund's distributions may exceed the Fund's income and gains for the Fund's taxable year. The Fund may be required to reduce its distributions if it has insufficient income. Additionally, there may be times the Fund needs to sell securities when it would not otherwise do so and could cause the distributions from that sale to constitute return of capital. Distributions in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital. Distributions in excess of the Fund's minimum distribution requirements, but not in excess of the Fund's earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund's distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.
DIVIDENDS RISK. The Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future, which could negatively affect the Fund’s performance.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund's FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.
INCOME RISK. The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities. The Fund's strategy may not provide the level of income sought by the Fund.
INDEX OR MODEL CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund's shares.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
LARGE CAPITALIZATION COMPANIES RISK. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.
LEVERAGE RISK. Leverage may result in losses that exceed the amount originally invested and may accelerate the rates of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the value of the Fund’s shares to be volatile and sensitive to market swings.
LIQUIDITY RISK. Certain Fund investments may trade in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the Fund's annual distribution rate may fall.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, including the Sub-Advisor, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
OPTIONS RISK. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund's portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.
PUT OPTIONS RISK. The Fund intends to sell put options. The use of put options involves risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio managers to forecast market movements correctly. As the seller (writer) of a put option, the Fund will lose money if the value of the reference index or security falls below the strike price and the buyer exercises the option; however, such loss will be partially offset by any premium received from the sale of the option. As the purchaser of a put option, the Fund will generally only exercise the option if the value of the reference index or security falls below the strike price. If the value of the reference index or security does not fall below the level of the strike price, the option is likely to expire worthless. When writing a put option, the Fund will have no control over the exercise of the option by the option holder and the American style options sold by the Fund may be exercised at any time before the option expiration date. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security or index, price volatility, currency exchange rates, dividend yield and interest rates. To the extent that these factors increase the value of the put option, the option holder is more likely to exercise the option, which may negatively affect the Fund. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their reference index or security and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other securities.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a significant percentage of its assets in a single asset class or industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SPECIAL TAX RISK. The Fund intends to qualify as a “regulated Investment company” (“RIC”). If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The Fund intends to treat any income it may derive from the FLEX Options as "qualifying income" under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the referenced asset as the issuer of the FLEX Options, which may allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the referenced asset is not appropriately to issuer of the FLEX Options, the Fund may lose its own status as a RIC if tax positions reflected by such options are large enough.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.
VALUATION RISK. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance
The Fund has not yet operated for a full calendar year and, therefore, performance information is not included in this section of the prospectus. See "Total Return Information" for performance information regarding the Fund.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Investment Sub-Advisor
Vest Financial LLC (“Vest” or the “Sub-Advisor”)
Portfolio Managers
The following persons serve as the portfolio managers of the Fund:
•
Karan Sood, Managing Director of Vest
•
Howard Rubin, Managing Director of Vest
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since April 2023.

Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at https://www.ftportfolios.com/Retail/etf/home.aspx.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer, registered investment adviser, bank or other financial intermediary (collectively, “intermediaries”), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=DOGG.
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